Share-based payment liability	12 Months Ended
Mar. 31, 2018
Share-Based Payment Arrangements [Abstract]
Share-based payment liability
Share-based payment liability

	March 31, 2018 R’000	March 31, 2017 R’000

Movement in share-based payment liability for the year
Opening balance	—	—
Share-based payment expense recognized during the year	1,352	1,064
Payment made in settlement of the share-based payment liability	(1,353)	(1,064)
Foreign currency translation differences	1	—
Closing balance	—	—

MiX Brazil

In June 2014, the Group entered into a quotaholders agreement with Edge, whereby Edge was granted a 5% holding in the equity interest of MiX Brazil. Prior to this quotaholders agreement Edge held a non-controlling interest in MiX Brazil of 0.0025%. Edge is a Brazilian-based investment company controlled by Luiz Munhoz, the Managing Director of MiX Brazil. The increase in the equity interests granted to Edge was in respect of services provided by Luiz Munhoz to MiX Brazil, in his role as Managing Director of MiX Brazil. In terms of the quotaholders agreement, Edge had an option to transfer its interest in MiX Brazil back to the Group at fair value. The quotaholders agreement with Edge represented a cash-settled share-based payment.

In September 2017, Edge exercised the put option in the quotaholders agreement. In terms of the subsequent sale agreement MiX Investments (Proprietary) Limited acquired Edge’s 5% equity interest in MiX Brazil for R1.4 million which increased the Group's interest in MiX Brazil to 100%. As a result, the Group recognized a cash-settled share-based payment expense and liability of R1.4 million, which was subsequently settled. The non-controlling interest related to MiX Brazil of R1.5 million was also transferred to other reserves within equity (note 14).

At March 31, 2017, the share-based payment liability was valued using discounted cash flow analysis. The fair value was determined by the use of cash flow projections based on approved budgets covering a five-year period. These cash flows were based on the current market conditions and near-term expectations. On a stand-alone basis at the end of fiscal 2017, the cash flow projections including debt revealed that the liability was unlikely to result in a cash outflow for the Group and as such its carrying amount was zero.

The key assumptions used in the discounted cash flow analysis in fiscal 2017 were:

March 31, 2017

Discount rate
– pre-tax discount rate applied to the cash flow projections (%)	21.0
Growth rate
– growth rate used to extrapolate cash flow beyond the budget period (%)	4.5

MiX Fleet Support Trust

The cash-settled share-based payment expense incurred in 2017 was in respect of the sale of the MiX Telematics Fleet Support Trust's 51% interest in MiX Telematics Fleet Support Services Proprietary Limited to MiX Telematics Africa Proprietary Limited. The proceeds from this transaction were distributed to certain employees who are beneficiaries of the trust. The Group has no further obligations in respect of this transaction.